UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2021, the stockholders of PowerFleet, Inc. (the “Company”) approved and adopted an amendment (the “Plan Amendment”) to the Company’s 2018 Incentive Plan (the “2018 Plan”) at its 2021 annual meeting of stockholders (the “Annual Meeting”). A summary of the material terms of the 2018 Plan, as amended by the Plan Amendment, is included under the heading “Proposal No. 5: Approval of an Amendment to the PowerFleet, Inc. 2018 Incentive Plan” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on June 11, 2021 (the “Proxy Statement”). The summary is qualified in its entirety by reference to the full text of the 2018 Plan, as amended by the Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 20, 2021. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of five directors, each to serve until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Michael Brodsky, Michael Casey, Charles Frumberg, David Mahlab and Chris Wolfe;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

3.	An advisory (non-binding) vote to approve the Company’s executive compensation;

4.	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to modify certain terms of the Company’s Series A Convertible Preferred Stock, as described in the Proxy Statement (the “Series A Preferred Amendment”); and

5.	The approval of the Plan Amendment.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 29,003,730 of the 35,990,402 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brodsky, Casey, Frumberg, Mahlab and Wolfe as directors of the Company to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified was approved as follows:

	For	Withheld	Broker Non-Votes
Michael Brodsky	21,869,656	3,619,447	3,514,627
Michael Casey	25,225,844	263,259	3,514,627
Charles Frumberg	22,404,929	3,084,174	3,514,627
David Mahlab	25,359,290	129,813	3,514,627
Chris Wolfe	25,359,194	129,909	3,514,627

2.	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follow:

For	Against	Abstain	Broker Non-Votes
28,099,044	501,341	403,344	—

3.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
22,510,945	2,910,844	67,313	3,514,628

4.	The stockholders approved the Series A Preferred Amendment. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,688,919	5,749,402	50,782	3,514,627

5.	The stockholders approved the Plan Amendment. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
15,241,569	10,181,571	65,963	3,514,627

Also on July 20, 2021, the holders of all of the outstanding shares of the Company’s Series A Convertible Preferred Stock, voting as a separate class, elected Anders Bjork and Medhini Srinivasan to the Company’s board of directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	PowerFleet, Inc. 2018 Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: July 21, 2021